UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. _____)

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a‑12

Catheter Precision, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Catheter Precision, Inc.

Important Notice Regarding the Internet Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held virtually on July 25, 2025 at 11:00 a.m. Eastern Time

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice to Stockholders, Proxy Statement and, Annual Report are available at www.web.viewproxy.com/VTAK.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 13, 2025 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials, are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL–ONLY ANNUAL MEETING.

To the Stockholders of Catheter Precision, Inc.:

The 2025 Annual Meeting of Stockholders of Catheter Precision, Inc. will be held virtually on July 25, 2025 at 11:00 a.m. Eastern Time. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at www.web.viewproxy.com/VTAK and then using your Virtual Control Number below. Your registration must be received by 5:00 p.m. Eastern Time on July 24, 2025. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING.”

Voting Items
Proposal 1.	To elect one Class I director.
Proposal 2.

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 4,285,716 shares of our common stock, par value $0.0001 per share (“Common Stock”), upon the exercise of our Series L Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal.

Proposal 3.

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 8,574,000 shares of our Common Stock upon conversion of our Series B Convertible Preferred Stock, par value $0.0001 per share, with the right for such potential conversion to occur immediately following the date upon which our stockholders approve this proposal.

Proposal 4.

To approve, in accordance with NYSE American Company Guide Section 713(a), the issuance of up to 257,143 shares of our Common Stock upon the exercise of our 2025 Placement Agent Common Stock Purchase Warrants, with the right for such potential exercise to occur immediately following the date upon which our stockholders approve this proposal.

Proposal 5.

To approve an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock that is issued and outstanding or held in treasury at a stock split ratio of between 1-for-5 and 1-for-19, inclusive, which ratio will be selected at the sole discretion of our Board of Directors or a duly authorized committee thereof at any whole number in the above range (the “Reverse Stock Split”), with cash paid for any fractional shares that would otherwise be issued as a result of the Reverse Stock Split; provided, that the Board may abandon the Reverse Stock Split in its sole discretion

Proposal 6.	To ratify the appointment of WithumSmith+Brown, PC as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2025.

Note: To transact such other business that may properly come before the Annual Meeting.

The Board of Directors recommends a vote FOR the nominee listed in Proposal 1, FOR Proposals 2, 3, 4, 5, and 6.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

Go to www.web.viewproxy.com/VTAK. Have the 11-digit control number available when you access the website and follow the instructions.

Call 1-877-777-2857 TOLL FREE

By e-mail at: requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit control number (located below) in the subject line. No other requests, instructions, or other inquiries should be included with your e-mail requesting material.

You must use the 11-digit control number located in the box below to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials.

VIRTUAL CONTROL NUMBER

Catheter Precision, Inc.

HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING

The 2025 Annual Meeting of Stockholders of Catheter Precision, Inc. will be held virtually on July 25, 2025 at 11:00 a.m. Eastern Time. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at www.web.viewproxy.com/VTAK using your Virtual Control Number. Your registration must be received by 5:00 p.m. Eastern Time on July 24, 2025. On the day of the Annual Meeting, if you have properly registered, you may log in to the Annual Meeting by clicking on the link provided and using the password you received via email in your registration confirmations and following the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING.”

To View The Annual Meeting Online:

Have your 11-digit control number in hand and visit www.web.viewproxy.com/VTAK

To Request and Receive a Paper or E-mail Copy of the Company’s
2025 Proxy Statement and 2024 Annual Report:

By Internet: www.web.viewproxy.com/VTAK
Telephone: 1-877-777-2857 TOLL FREE

By E-Mail: requests@viewproxy.com. Please include the company name and your 11-digit control number in the subject line; do not include any other text or message in the e-mail.

HOW TO VOTE AT THE VIRTUAL ANNUAL MEETING

Via Internet Prior to the Annual Meeting:

Go to www.web.viewproxy.com/VTAK. Have your 11-digit control number available and follow the prompts.

Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card.

Via Internet During the Annual Meeting:

Go to www.web.viewproxy.com/VTAK. Have your 11-digit control number available and follow the prompts.

Via Mail:

Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone:

Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

Catheter Precision, Inc. HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING The 2025 Annual Meeting of Stockholders of Catheter Precision, Inc. will be held virtually on July 25, 2025 at 11:00 a.m. Eastern Time. As a Registered Holder, you may attend the Annual Meeting via the Internet and vote your shares during the Annual Meeting by first registering at www.web.viewproxy.com/VTAK using your Virtual Control Number. Your registration must be received by 5:00 p.m. Eastern Time on July 24, 2025. On the day of the Annual Meeting, if you have properly registered, you may log in to the Annual Meeting by clicking on the link provided and using the password you received via email in your registration confirmations and following the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING.” To View The Annual Meeting Online: Have your 11-digit control number in hand and visit www.web.viewproxy.com/VTAK To Request and Receive a Paper or E-mail Copy of the Company’s 2025 Proxy Statement and 2024 Annual Report: By Internet: www.web.viewproxy.com/VTAK Telephone: 1-877-777-2857 TOLL FREE By E-Mail: requests@viewproxy.com. Please include the company name and your 11-digit control number in the subject line; do not include any other text or message in the e-mail. HOW TO VOTE AT THE VIRTUAL ANNUAL MEETING Via Internet Prior to the Annual Meeting: Go to www.web.viewproxy.com/VTAK. Have your 11-digit control number available and follow the prompts. Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet During the Annual Meeting: Go to www.web.viewproxy.com/VTAK. Have your 11-digit control number available and follow the prompts. Via Mail: Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail. Via Telephone: Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.